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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: August 8, 2001



                             COMPLETEL EUROPE N.V.
              (Exact Name of Registrant as Specified in Charter)


        THE NETHERLANDS      000-30075                    98-0202823
        (State or other      (Commission                (IRS Employer
        jurisdiction of      File Number)             Identification #)
        incorporation)


                                 KRUISWEG 609
                      2132 NA HOOFDDORP, THE NETHERLANDS
                    (Address of Principal Executive Office)


                               (31) 20 666 1701
             (Registrant's telephone number, including area code)

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ITEM 9.  REGULATION FD DISCLOSURE.

CompleTel Europe N.V. (the "Registrant") is furnishing this Report on Form 8-K pursuant to Regulation FD. On August 8, 2001, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2001. The press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired.

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

99.1 Press release announcing the Registrant's financial results for the quarter ended June 30, 2001.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                                COMPLETEL EUROPE N.V.


DATE: August 8, 2001                        By: /s/ John Hugo
                                               ------------------
                                                John Hugo
                                                Corporate Controller
                                                (Principal Accounting Officer)